U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[...]  Preliminary Information Statement

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Energy Producers, Inc.

(Name of the Company as Specified in its Charter)

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INFORMATION STATEMENT

ENERGY PRODUCERS, INC.

7944 E. Beck Lane Suite 200

Scottsdale, Arizona 85260-1774

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on April 22, 2003 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

You are cordially invited to attend the annual meeting of stockholders, to be held May 31, 2003 at 7:00 p.m. at the Company’s offices located at 7944 E. Beck Lane, Suite 200, Scottsdale Arizona, 85260-1774. It is not necessary for you to attend the meeting, nor are you requested to send a proxy. The principal shareholders of the Company’s common stock, Jay C. Wilson, Larry W. Trapp, Mel Herzog, Dennis R. Alexander, David J. Kronenberg, Melvena Alexander, and Thomas J. Richards own or control approximately 59.79% of the issued and outstanding shares, and the only business of the meeting will be:

     (1) To elect four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified;

     (2) To ratify the appointment of Henry C. Schiffer, CPA, Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003;

     (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Company's major stockholders, Jay C. Wilson, Larry W. Trapp, Mel Herzog, Dennis R. Alexander, David J. Kronenberg, Melvena Alexander, Thomas J. Richards, the beneficial owners of approximately 59.79% of the issued and outstanding shares of the Company's $.001 par value common stock (the "Common Stock") has voted for management's nominees for election as Directors and the ratification of the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. The Company has received the executed Written Consent from a majority of stockholders, effective on April 23, 2003. A complete summary of each of these matters is set forth herein.

Stockholders of record at the close of business on May 12, 2003 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about May 12, 2002.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Exchange Act, of these corporate actions.

This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, NONE of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

As of April 22, 2003, the Company had 13,217,812 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated April 23, 2003, the Board of Directors and a majority of stockholders:

 (1) Elected four members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in May 2004 or until their successors are duly elected and qualified;

 (2) Ratified the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003.

Such action by written consent is sufficient to satisfy the applicable requirements of Nevada law. Accordingly, the stockholders will not be asked to take action on the matters listed at any future meeting.

An Annual Report will be mailed to each shareholder of record as of May 12, 2003. The Annual Report will contain further information about the Company and will be posted to the Company’s web site as well http://www.energyproducersinc.com.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 22, 2003, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. As of April 22, 2003, there were a total of 13,217,812 shares issued and outstanding.

The following table sets forth the security ownership of executive officers, directors and certain beneficial owners of more than five percent (5%) of issuer's voting securities as of April 22, 2003. Unless otherwise stated by footnote, the Company believes the shares indicated were held directly.

Title of            Name and Address

Beneficial           *Eligible                     *Percent

Class               Beneficial Owner

Ownership           to Vote

of Class

Common         Jay C. Wilson

1,870,335 (1)      1,870,335 (1)

14.15%

                        124 South First Street

                        Stephens, Arkansas 71764

Common         Larry W. Trapp

2,620,000 (2)      2,020,000 (2)

15.28%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common         Mel Herzog

1,802,500 (3)      1,202,500 (3)

  9.10%

P.O. Box 15666

Scottsdale, Arizona 85267-5666

Common         David J. Kronenberg

1,628,200 (4)      1,128,200 (4)

  8.54%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common         Melvena Alexander

   790,000 (5)         290,000 (5)

  2.19%

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

Common         Dennis R Alexander (5)

1,512,500 (6)         912,500 (6)

  6.90%

5423 E. Piping Rock Road

Scottsdale, Arizona 85254

Common         Thomas J. Richards

  980,000 (7)         480,000 (7)

  3.63%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common         All Officers and Directors

as a Group

           11,203,535            7,903,535

59.79%

* Percent of Class is calculated on shares that are Eligible to Vote.

(1) Jay C.  Wilson has voting power for the shares owned by Leanna Wilson his daughter and the owner of 1,755,915 shares. Lenna Jenson is also the daughter of Jay C. Wilson and sister to Leanna Wilson, and holder of 84,695. Juanita Whitt is Manager at Producers Supply, Inc. and owns 29,725 shares. There is no family relationship between Juanita Whitt and Jay C. Wilson, however Mr. Wilson has control over her shares.

(2) Includes 1,362,500 shares owned directly by Mr. Trapp. He is the Parent of Michael Trapp, whose 657,500 shares are included in his total. Not reflected are 62,500 shares gifted to Thomas J. Richards, Advisor (7), and Melvena Alexander, Secretary (5).

Note: The Beneficial Ownership column in the table above for Mr. Trapp includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Trapp.

(3) Includes  1,187,500  shares owned by the Herzog  Revocable  Living Trust JT Grantors,  and 15,000 shares owned by his wife Charlotte  Herzog. Not included in the table are 62,500 shares gifted to Thomas J.  Richards, Advisor (7), and 25,000 shares gifted to Melvena Alexander, Secretary (5).

Note: The Beneficial Ownership column in the table above for Mr. Herzog includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Herzog Revocable Living Trust JT Grantors.

(4) Included in the table are 1,037,500 shares owned by the DJ and SM Kronenberg Family Limited Liability Limited Partnership  (LLLP) that Mr. Kronenberg is a Limited Partner of with his wife Sheryl M. Kronenberg. Included in the table are 30,000 shares owned by David J.  Kronenberg, CPA, PC, Profit- sharing Pension Plan. Also included are 10,700 shares owned indirectly through Royal Crest, LLC, which is managed by him. Not included in the table are 40,000 shares gifted to Ronald and Marie Mencaraelli, sister and brother-in-law; 40,000 gifted to Anthony and Clare Fernandez, sister and brother-in-law; and 20,000 shares gifted to Rita Kronenberg, sister; 62,500 shares gifted to Thomas J. Richards, advisor (5); and 25,000 shares gifted to Melvena Alexander, Secretary (7).

Note: The Beneficial Ownership column in the table above for Mr. Kronenberg includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Kronenberg.

(5) Includes 190,000 shares owned directly by Mrs. Alexander, and 100,000 shares as the total of all gifts aggregated, as received by her from Mel Herzog (3), Dennis Alexander (6), David Kronenberg (4), and Larry Trapp (2). Not reflected in the table are 10,000 shares gifted to Bud Hirk from her original shares.

Note: The Beneficial Ownership column in the table above for Mrs. Alexander includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mrs. Alexander.

(6) Includes 412,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander. There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children, and he has voting power over 50,000 in the name of Aaron Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife's adult children. Not reflected are 25,000 shares gifted to Melvena Alexander (5), Secretary, and 62,500 shares to Thomas J. Richards, advisor (5). Dennis Alexander is the son of Melvena Alexander.

Note: The Beneficial Ownership column in the table above for Mr. Alexander includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Alexander.

(7) Includes 230,000 shares owned directly by Mr. Richards, and 250,000 shares as the total of all gifts aggregated, as equally received by him from Mel Herzog (3), Dennis Alexander  (6), David Kronenberg  (4), and Larry Trapp (2).

Note: The Beneficial Ownership column in the table above for Mr. Richards includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Richards.

ELECTION OF DIRECTORS

     The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

POSITION

NAME

AGE       WITH COMPANY

Mel Herzog

83           Chairman  and Chief Executive Officer

Dennis R. Alexander

49           President  and Director

Larry W. Trapp

61           Chief Financial Officer, Vice President and Director

David J. Kronenberg

49           Director and Assistant Secretary

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS

AS OF DECEMBER 31, 2002

Mel Herzog has been Chairman of the Board, Chief Executive Officer, and Director of the Company since May 18, 1999.  From September 1998 he was a founder, and from January 19, 1999, through acquisition processes with the Company, served as Chairman and CEO of Energy Producers Group, Inc. Mr. Herzog served as Chairman and CEO of U.S. Power Systems, Inc., a development stage mining, resource and related technology based publicly held company from September 17, 1993 until January 1, 2000 and prior to that period had served as its Vice president for 14 years.  Mr. Herzog is a Graduate in Industrial Design from Institute of Design, Chicago, IL, and received a certificate for product development from Illinois Institute of Technology. Mr. Herzog devotes approximately 40 to 50 hours per week minimum, and more as required, to the business of the Company.

Dennis R.  Alexander has served the Company as President and Director from May 18, 1999 to the present.  In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through March 1998, serving as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company.  Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Larry W. Trapp serves as CFO, Vice President, and Director since March 15, 2003, having been a Vice President, and Director of the Company since June 17, 1999 and is additionally serving as Treasurer since August 1, 2000. In September 1998 he was a founder, and from June 17, 1999 through the acquisition processes with the Company, served as Director of Energy Producers Group, Inc. From November 14, 1994 to the current Mr. Trapp has been employed as a reservation sales agent (RSA) at Southwest Airlines.  Mr. Trapp earned a BS in Business Administration with emphasis in Finance from Arizona State University. Mr. Trapp devotes currently one to two days per week to the business of the Company.

David J. Kronenberg has served as Director, and Assistant Secretary of the Company since February 2000 having served additionally as Treasurer from February 2000 until August 2000. From September 1998 he was a founder, and from January 1999 through the acquisition processes with the Company, served as Director and Assistant Secretary of Energy Producers Group, Inc. From 1992 to the present, Mr. Kronenberg has been the founder and President of David J. Kronenberg, CPA, P.C., and most recently Kronenberg Tax and Asset Management, LLC.  which  provides  accounting,  tax planning and  preparation,  and business advisory  services to the public.  From 1992 until dissolved in January 2000, he was the founder and President of Global Resource Integration, Inc., which during its existence was a holding company that handled investment activity. Mr. Kronenberg has been an established Certified Public Accountant since 1990, and holds a B.A. in Chemistry from California State University. Mr. Kronenberg works part time as needed by the Company, approximately one day per week.

COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003 the Company plans to form three committees: the Audit Committee, Compensation and Stock Option Committee, Nominating Committee and further plans to nominate and appoint one additional outside director to the Company’s Audit Committee.

The responsibilities of the Audit Committee upon formation will include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company's operating results; (4) the review of the Company's internal control system; (5) the review of the Company's annual financial report to stockholders; and (6) the review of applicable interested party transactions. No member of the Audit Committee is an officer of the Company. The Compensation and Stock Option Committee reviews and recommends compensation and benefits for the executives of the Company, administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

The affirmative vote of a majority of the stockholders has elected Mel Herzog, Dennis R. Alexander, Larry W. Trapp, and David J. Kronenberg to hold office until the Company's Annual Meeting of Stockholders in 2004 or until their successors are duly elected and qualified.

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the stockholders has ratified the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent public auditor.

MATERIAL INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2002 and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4, 1995 (date of inception) to December 31, 2002, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended December 31, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2002, 2001, and 2000 (Form 10-KSB) as amended.

The Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2001, June 30, 2001, and March 31, 2001 as amended, respectively, are incorporated herein by reference.

The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Additional Information

         If you have any questions about the actions described above, you may contact David J. Kronenberg, Assistant Secretary, at 7944 E. Beck Lane, Suite 200, Scottsdale, Arizona 85260-1774, Telephone 480-778-0488.

SIGNATURE

         Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

                   /s/ Mel Herzog

                   Mel Herzog, Chief Executive Officer

April 24, 2002